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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported)
                               December 3, 2002


                     REGIONS ACCEPTANCE LLC (Originator of the Trusts).



                   (Exact Name of Registrant as Specified in its Charter)



     Delaware                             333-100339           51-0800861
     ----------------------------------------------------------------------
     (State or Other Jurisdiction        (Commission       (I.R.S. Employer
     of Incorporation)                   File Number)      Identification No.)


      417 20th Street North
      Birmingham, Alabama                             35203
      ------------------------------------------------------------
      (Address of Principal                           (Zip Code)
      Executive Offices)

      Registrant's telephone number, including area code: (205) 944-1300

                                   No Change
               -------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

      Item 5.  Other Events
               ------------

        Filing of the Limited Liability Company Agreement of the Registrant
        -------------------------------------------------------------------

      On December 3, 2002, Regions Bank, as the sole equity member and Donald
J. Puglisi and Ruth K. LaVelle, as the Independent Directors, entered into an amended and restated limited liability company agreement of the Registrant dated as of November 15, 2002 (the "LLC Agreement"). The LLC Agreement is attached hereto as Exhibit 3.1.


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



          Item 7. Financial Statements; Pro Forma Financial Information and Exhibits.

      (a) Not applicable.

      (b) Not applicable.

      (c) Exhibits:

          3.1   Amended and Restated Limited Liability Company
                Agreement of the Registrant.







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



                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  REGIONS ACCEPTANCE LLC


                                  By: /s/ Ron Luth
                                     -----------------------------------
                                     Ron Luth
                                     President






Dated: December 16, 2002





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




                                 EXHIBIT INDEX
                                 -------------



Exhibit No.                   Description
-----------                   -----------


3.1                           Amended and Restated Limited Liability
                              Company Agreement of the Registrant.





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